                                                                  EXHIBIT 10.87


November 15, 2000

RCI General Contracting, Inc.
95 Madison Ave Ste 410
Morristown, NJ 07960


                          EXTENSION OF PROMISSORY NOTE
                               DUE DATE AND TERMS

For $1.00 consideration, on 31 October 2000, RCI General Contracting, Inc., agrees to extend the due date and all terms until 01 January, 2002, of the tWO HUNDRED THIRTY SEVEN THOUSAND TWO HUNDRED SEVEN DOLLARS AND NO CENTS ($237,207.00) promissory note signed and executed to its favor by RCI General Contracting



Signed:
        ------------------------------------